UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                 FORM 8-K

                         CURRENT REPORT PURSUANT
                      TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

            Date of report (Date of earliest event reported)
                            May 9, 2014
                           ------------------

                          National Graphite Corp
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in Its Charter)

                                NEVADA
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)

          000-53284                                    27-3787574
       ------------------------     ---------------------------------
       (Commission File Number)     (IRS Employer Identification No.)

     7230 Indian Creek Lane #201, Las Vegas, NV          89149
          --------------------------------------------------------
          (Address of Principal Executive Offices)      (Zip Code)

                                (702) 839-4029
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On May 9, 2014, Board of Directors of the Registrant dismissed Goldman Accounting Services CPA, PLLC, its independent registered public account firm. On the same date, May 9, 2014, the accounting firm of Sadler, Gibb & Associates, LLC was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Goldman Accounting Services CPA, PLLC and the engagement of Sadler, Gibb & Associates, LLC as its independent auditor.

Goldman Accounting Services CPA, PLLC did not deliver any reports on the Company's financial statements during the term of their engagement. During the period from January 10, 2014, the start date of their engagement, to May 9, 2014, the date of dismissal, there were no disagreements with Goldman Accounting Services CPA, PLLC whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Goldman Accounting Services CPA, PLLC's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Goldman Accounting Services CPA, PLLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On May 9, 2014, the registrant engaged Sadler, Gibb & Associates, LLC as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Sadler, Gibb & Associates, LLC regarding any of the matters set forth in Item 304(a)(2)(i) or
(ii) of Regulation S-K.


ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

No. Exhibits
--- --------

16.1 Letter from Goldman Accounting Services CPA, PLLC dated May 9, 2014, to the Securities and Exchange Commission regarding statements included in this Form 8-K





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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 12, 2014

By:/s/ Kenneth B Liebscher
 ------------------------------
Name:   Kenneth B. Liebscher
Title:  President


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EXHIBIT INDEX


No. Exhibits
--- --------

16.1 Letter from Goldman Accounting Services CPA, PLLC dated May 9, 2014, to the Securities and Exchange Commission regarding statements included in this Form 8-K


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